GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated August 6, 2012 to the

Prospectus dated July 27, 2012 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the portfolio managers table in the “Fund Managers” subsection of the “Management of the Fund” section in the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Gregg Felton Managing Director, Chief Investment Officer	Portfolio Manager— Credit Strategies	Since 2009	Mr. Felton is the Head of the Liberty Harbor team and the Chief Investment Officer of Liberty Harbor, the credit alternatives platform at GSAM. He joined the Investment Adviser in 2006. From 2000 to 2006, Mr. Felton led Amaranth Advisors’ global corporate credit investment team.
Salvatore Lentini Managing Director, Head of Credit Trading	Portfolio Manager— Credit Strategies	Since 2010	Mr. Lentini is the Head of Credit Trading for the Liberty Harbor team and a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors.

Accountability for the portfolio resides with the lead portfolio managers, Gregg Felton and Salvatore Lentini, who oversee the portfolio construction process.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

CRSTRPMSTK 08-12